                                                                     EXHIBIT 4.1

                                    [LOGO]
                              O P E N P O R T (R)
                                  technology
        NUMBER                                                  SHARES
     OP
                          OPEN PORT TECHNOLOGY, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                      CUSIP 68370N 10 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

     THIS CERTIFIES THAT





     is the owner of

 FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
                          OPEN PORT TECHNOLOGY, INC.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation and all amendments thereto. Upon request, the Corporation will furnish without charge to the holder hereof a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as may be established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

Dated:


                          OPEN PORT TECHNOLOGY, INC.
                                CORPORATE SEAL
                                   DELAWARE


         Clarissa Cerda                                     Randy S. Storch
Vice President, General Counsel,                        Chairman, President and
    and Assistant Secretary                             Chief Executive Officer




COUNTERSIGNED AND REGISTERED:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                               (NEW YORK, N.Y.)

                                                   TRANSFER AGENT AND REGISTRAR

BY


                                                           AUTHORIZED SIGNATURE

                           [Reverse of Certificate]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common             UNIF GIFT MIN ACT -- _________________________  Custodian ______________________
     TEN ENT -- as tenants by the entireties                                (Cust)                              (Minor)
      JT TEN -- as joint tenants with the
                right of survivorship and not                         under Uniform Gifts to Minors Act
                as tenants in common
                                                                      ----------------------------------------------------------
                                                                                              (State)

      Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------


---------------------------------------------


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
      --------------------
                                       -----------------------------------------
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                               MUST CORRESPOND WITH THE NAME AS
                                               WRITTEN UPON THE FACE OF THE
                                               CERTIFICATE IN EVERY PARTICULAR,
                                               WITHOUT ALTERATION OR ENLARGEMENT
                                               OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


---------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


  KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


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